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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 23, 1996, incorporated by reference in Halliburton Company's Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this Registration Statement.

                                          Arthur Andersen LLP

Dallas, Texas

December 3, 1996